                                                                    Exhibit 10.1

                                                                       EXECUTION

                          BALDWIN PIANO & ORGAN COMPANY

                 FOURTH AMENDMENT AND LIMITED WAIVER AND CONSENT
                                       TO
                                CREDIT AGREEMENT


                  This FOURTH AMENDMENT AND LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 2, 2001 and entered into by and among BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation ("BORROWER"), GENERAL ELECTRIC CAPITAL CORPORATION, as agent for itself and Lenders ("AGENT"), the financial institutions listed on the signature pages hereof ("LENDERS"), and, for purposes of Section 5 hereof, the Credit Parties listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of March 24, 2000, by and among Borrower, the other Credit Parties party thereto, Lenders and Agent (as modified by the First Amendment and Limited Waiver thereto dated as of August 11, 2000, the Limited Waiver and Consent thereto dated as of September 28, 2000, the Extension of Limited Waiver thereto dated as of October 30, 2000, the Second Amendment and Limited Waiver thereto dated as of December 15, 2000, the Third Amendment and Limited Waiver and Consent thereto dated as of January 26, 2001, the Extension of Limited Waiver thereto dated as of February 16, 2001 and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                 R E C I T A L S
                                 - - - - - - - -

                  WHEREAS, Borrower has requested that Agent and Lenders amend the Credit Agreement and waive certain provisions of the Credit Agreement in the manner set forth herein, and Agent and Requisite Lenders have agreed to such request, but only on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the terms and conditions herein contained, Borrower, Agent and Requisite Lenders hereby agree pursuant to Section 11.2 of the Credit Agreement as follows:

                                   SECTION 1.
                       AMENDMENTS TO THE CREDIT AGREEMENT

                  On the basis of the representations and warranties contained in this Amendment, and subject to the terms and the satisfaction of the conditions set forth in this Amendment, Agent and Requisite Lenders hereby agree as follows:

                  A. AMENDMENT TO SECTION 1.6. Section 1.6(s) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(s) with respect to any Account owing by Biasco Musical Instrument Co., to the extent such Account, together with all other Accounts owing by Biasco Musical Instrument Co. and its Affiliates, as at any date of determination exceeds twenty percent (20%) of all Eligible Accounts; provided that, to the extent that such Accounts exceed twenty percent (20%) of all Eligible Accounts, Agent may elect to nevertheless treat all or a portion of such excess Accounts as Eligible Accounts on such terms, including advance rates and Reserves, as the Agent shall determine in its discretion, it being understood that, from and after the Fourth Amendment Effective Date and notwithstanding any advance rate percentage set forth in clause (a) of the definition of Borrowing Base, (x) until May 29, 2001, the advance rate for such excess Accounts shall be 85% of such excess Accounts to the extent such excess Accounts are otherwise Eligible Accounts and (y) from and after May 30, 2001, the advance rate for such excess Accounts shall be 51.5% of such excess Accounts to the extent such excess Accounts are otherwise Eligible Accounts."

                  B. AMENDMENT TO SECTION 6.19. Section 6.19(A) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(A) No Credit Party shall, or shall permit any of its Subsidiaries to (i) terminate, modify, amend or supplement or waive any of its rights or obligations under, any Material Contract (in addition to and not by way of limitation of the restrictions contained in clause
         (b) below) in any way which would be materially adverse to the interests of such Credit Party, such Subsidiary, Agent or any Lender,
         (ii) enter into any new Material Contracts pursuant to which any Credit Party or Subsidiary thereof could be obligated to make payments in excess of $3,000,000 in any twelve- (12) month period, (iii) terminate, modify, amend or supplement or waive any of its rights or obligations under the Headquarters Lease or (iv) terminate, modify, amend or supplement or waive any of its rights or obligations, including, without limitation, any provisions relating to the timing or amount of any payments that may be owing under the Hendricks Employment Agreement or Hendricks Change in Control Agreement without, in the case of clauses (i) through (iv) above, obtaining the prior written consent of Agent to such termination, modification, amendment, supplement waiver or new Material Contract."

                  C. AMENDMENT TO ANNEX A. Annex A of the Credit Agreement is hereby amended by inserting the following definitions therein in alphabetical order:

                  "`DFS LETTER OF CREDIT' means that certain Irrevocable Standby Letter of Credit No. SM412194P issued by First Union National Bank for the account of GE Capital acting for Borrower.

                  `FOURTH AMENDMENT' means that certain Fourth Amendment and Limited Waiver to Credit Agreement dated as of March 2, 2001 by and among Borrower, the Lenders signatory thereto, Agent and other Credit Parties signatory thereto.

                  `FOURTH AMENDMENT EFFECTIVE DATE' means the Fourth Amendment Effective Date as defined in the Fourth Amendment.

                  `HENDRICKS EMPLOYMENT AGREEMENT' shall mean that certain Amended and Restated Agreement of Employment made and entered into as of September 1, 1999 by and between Borrower and Karen Hendricks, as such agreement may be amended, supplemented or otherwise modified in accordance with Section 6.19.

                  `HENDRICKS CHANGE IN CONTROL AGREEMENT' shall mean that certain Change in Control Agreement dated June 26, 1996 by and between Borrower and Karen Hendricks, as amended by the Amendment to Change in Control Agreement made effective as of September 17, 1999, as such agreement may be further amended, supplemented or otherwise modified in accordance with Section 6.19."

                  D. AMENDMENT TO ANNEX F (COLLATERAL REPORTS). Annex F of the Credit Agreement is hereby amended by deleting Paragraphs (a) and (b) thereof in their entirety and inserting new Paragraphs (a) and (b) thereto as follows:

                  "(a) To Agent, upon its request, and in no event less frequently than on a weekly basis to be delivered no later than Wednesday of each calendar week (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), each of the following, in each case as of the Friday of the calendar week immediately preceding such Wednesday:

                  (i) a Borrowing Base Certificate calculating Eligible Accounts, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                  (ii) collateral reports with respect to Borrower, Baldwin Trading and Baldwin Canada, including all additions and reductions (cash and non-cash) with respect to Accounts of Borrower and Baldwin Canada, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                  (iii) with respect to Borrower and its Subsidiaries, a weekly trial balance showing Accounts outstanding aged from invoice due date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                  (iv) a Borrowing Base Certificate calculating Borrower's and Baldwin Trading's Eligible Inventory and Borrower's Eligible Raw Materials and Eligible Fixed Assets, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion;

                  (v) with respect to Borrower and its Subsidiaries, a summary of Inventory by location and type with a supporting perpetual Inventory report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion; and

                  (vi) with respect to Borrower and its Subsidiaries, a summary of Raw Materials by location and type with a supporting perpetual Raw Materials report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion.

                  (b) To Agent, upon its request, and in no event less frequently than on a weekly basis to be delivered no later than the second Business Day of each calendar week (together with a copy of all or any part of such delivery requested by any Lender in writing after the Closing Date), an update of projections of cash-flows of Borrower and its Subsidiaries and of availability under the Borrowing Base for the two month's forward-looking period as of the Friday of the calendar week immediately preceding such second Business Day;"

         E. AMENDMENT TO ANNEX G (FINANCIAL COVENANTS). Annex G of the Credit Agreement is hereby amended by amending and restating Paragraphs (a), (b), (c) and (d) thereof in their entirety as follows:

                  "(a) MAXIMUM CAPITAL EXPENDITURES. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                     Period                                       Maximum Capital
                                     ------                                        Expenditures
                                                                                    per Period
                                                                                    ----------

         January 1, 2001 to February 28, 2001                                                     $100,000
         January 1, 2001 to March 31, 2001                                                        $150,000
         January 1, 2001 to April 30, 2001                                                        $200,000
         January 1, 2001 to May 31, 2001                                                          $250,000
         January 1, 2001 to June 30, 2001                                                         $300,000
         January 1, 2001 to July 31, 2001                                                         $350,000
         January 1, 2001 to August 31, 2001                                                       $400,000
         January 1, 2001 to September 30, 2001                                                    $450,000
         January 1, 2001 to October 31, 2001                                                      $500,000
         January 1, 2001 to November 30, 2001                                                     $550,000
         January 1, 2001 to December 31, 2001                                                     $600,000
         January 1, 2002 to March 31, 2002                                                        $750,000
         January 1, 2002 to June 30, 2002                                                       $1,500,000
         January 1, 2002 to September 30, 2002                                                  $2,250,000
         January 1, 2002 to December 31, 2002                                                   $3,000,000

                                     Period                                       Maximum Capital
                                     ------                                        Expenditures
                                                                                    per Period
                                                                                    ----------

         January 1, 2003 to December 31, 2003 and each Fiscal Year                              $3,000,000
         thereafter



                  (b) MINIMUM FIXED CHARGE COVERAGE RATIO. Borrower and its Subsidiaries shall have on a consolidated basis (i) at the end of each Fiscal Month set forth below through and including the Fiscal Month ending December 31, 2001, in each case for the corresponding period set forth below and (ii) at the end of each Fiscal Quarter set forth below commencing with the Fiscal Quarter ending March 31, 2002, in each case for the 12-month period then ended, a Fixed Charge Coverage Ratio of not less than the following:


                                     Period                               Minimum Fixed Charge Coverage
                                     ------                               -----------------------------
                                                                                       Ratio
                                                                                       -----
         January 1, 2001 to February 28, 2001                                      (1.83) to 1.00
         January 1, 2001 to March 31, 2001                                         (1.48) to 1.00
         January 1, 2001 to April 30, 2001                                         (1.39) to 1.00
         January 1, 2001 to May 31, 2001                                           (1.06) to 1.00
         January 1, 2001 to June 30, 2001                                          (0.74) to 1.00
         January 1, 2001 to July 31, 2001                                          (0.80) to 1.00
         January 1, 2001 to August 31, 2001                                        (0.64) to 1.00
         January 1, 2001 to September 30, 2001                                     (0.42) to 1.00
         January 1, 2001 to October 31, 2001                                       (0.05) to 1.00
         January 1, 2001 to November 30, 2001                                        0.15 to 1.00
         January 1, 2001 to December 31, 2001                                        0.50 to 1.00
         For the Fiscal Quarter ending March 31, 2002 and for each                   1.25 to 1.00
         Fiscal Quarter thereafter

                  (c) MINIMUM EBITDA. Borrower and its Subsidiaries on a consolidated basis shall have, (i) at the end of each Fiscal Month set forth below through and including the Fiscal Month ending December 31, 2001, in each case for the corresponding period set forth below and
         (ii) at the end of each Fiscal Quarter set forth below commencing with the Fiscal Quarter ending March 31, 2002, in each case for the 12-month period then ended, EBITDA of not less than the following:

                                     Period                                       Minimum EBITDA
                                     ------                                       --------------
         January 1, 2001 to February 28, 2001                                         ($1,324,000)
         January 1, 2001 to March 31, 2001                                            ($1,524,000)
         January 1, 2001 to April 30, 2001                                            ($1,872,000)
         January 1, 2001 to May 31, 2001                                              ($1,755,000)
         January 1, 2001 to June 30, 2001                                             ($1,438,000)
         January 1, 2001 to July 31, 2001                                             ($1,794,000)
         January 1, 2001 to August 31, 2001                                           ($1,628,000)
         January 1, 2001 to September 30, 2001                                        ($1,178,000)
         January 1, 2001 to October 31, 2001                                            ($162,000)
         January 1, 2001 to November 30, 2001                                             $507,000
         January 1, 2001 to December 31, 2001                                           $1,729,000
         For the Fiscal Quarter ending March 31, 2002 and for each                      $7,500,000
         Fiscal Quarter thereafter


                  (d) MINIMUM TANGIBLE NET WORTH. Borrower and its Subsidiaries shall have on a consolidated basis at the end of each Fiscal Month set forth below, a Tangible Net Worth of not less than the following:



                             Period                                      Minimum Tangible Net Worth
                             ------                                      --------------------------
         Fiscal Month ending February 28, 2001                                    $48,939,000
         Fiscal Month ending March 31, 2001                                       $49,374,000
         Fiscal Month ending April 30, 2001                                       $48,788,000
         Fiscal Month ending May 31, 2001                                         $48,486,000
         Fiscal Month ending June 30, 2001                                        $48,321,000
         Fiscal Month ending July 31, 2001                                        $47,738,000
         Fiscal Month ending August 31, 2001                                      $47,499,000
         Fiscal Month ending September 30, 2001                                   $47,449,000
         Fiscal Month ending October 31, 2001                                     $47,753,000
         Fiscal Month ending November 30, 2001                                    $47,850,000
         Fiscal Month ending December 31, 2001 and each Fiscal Month              $48,350,000
         thereafter

                                   SECTION 2.
               LIMITED WAIVER AND CONSENT TO THE CREDIT AGREEMENT

                  A. LIMITED WAIVER. On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, Agent and Requisite Lenders hereby agree to waive any Default or Event of Default which may have occurred, or may hereafter occur under
Section 8.1(c) of the Credit Agreement:

                     (1) solely as a result of Borrower's failure to deliver not later than February 5, 2001:

                         (a) pursuant to Paragraph (a) of Annex E (Financial
Statements and Projections - Reporting) of the Credit Agreement, financial information regarding Borrower and its Subsidiaries, certified by the Chief Financial Officer of Borrower, consisting of consolidated and consolidating (i) unaudited balance sheets as of the close of the Fiscal Month of December 2000 and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Month; (ii) unaudited statements of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the Projections for such Fiscal Year, all prepared in accordance with GAAP (subject to normal year-end adjustments); and (iii) a summary of the outstanding balance of all Intercompany Notes as of the last day of that Fiscal Month; and

                         (b) pursuant to Paragraph (c) of Annex E (Financial
Statements and Projections - Reporting) of the Credit Agreement, an annual operating plan for Borrower and its Subsidiaries, approved by the Board of Directors of Borrower, for the Fiscal Year 2001, that includes a statement of all of the material assumptions on which such plan is based, includes monthly balance sheets and a monthly budget for the Fiscal Year 2001 and integrates sales, gross profits, operating expenses, operating profit, cash flow projections and Borrowing Availability projections all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and includes plans for personnel, Capital Expenditures and facilities; and

                     (2) solely as a result of Borrower's failure to comply with the Net Borrowing Availability test set forth in Section 6.3(a)(v)(G) of the Credit Agreement for the period commencing on December 1, 2000 and continuing through the Fourth Amendment Effective Date.

                  B. DFS PAYABLE RESERVE. On the basis of the representations and warranties contained in this Amendment, and subject to the terms and conditions of this Amendment, Agent and Requisite Lenders hereby agree, at Borrower's request, that the current Reserve established by Agent for DFS payables (the "DFS PAYABLE RESERVE") in the amount of $1,800,000 shall be reduced for a period commencing as of the Fourth Amendment Effective

Date and continuing through May 29, 2001, by $1,000,000 and shall be further reduced for the remainder of such period by the amount, if any, equal to the product of (a) the amount of any reduction in the then current stated amount of the DFS Letter of Credit divided by the original stated amount of the DFS Letter of Credit as of the date of issuance thereof multiplied by (b) the then current DFS Payable Reserve. From and after May 30, 2001, the DFS Payable Reserve shall be increased to $1,800,000.


                                   SECTION 3.
                              LIMITATION OF WAIVER

                  Without limiting the generality of the provisions of Section
11.2 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to noncompliance by Borrower with the provisions of Sections 6.3(a)(v)(G) and 8.1(c) and Paragraphs (a) and (c) of Annex E of the Credit Agreement in the manner and to the extent described above and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by Borrower with respect to (i) the Sections 6.3(a)(v)(G) and 8.1(c) and Paragraphs (a) and (c) of Annex E of Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                  Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


                                   SECTION 4.
                         REPRESENTATIONS AND WARRANTIES

                  In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders that:

                  A. AUTHORIZATION; BINDING OBLIGATIONS. Each Credit Party has all requisite corporate power and authority to enter into this Amendment. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by each Credit Party. This Amendment has been duly executed and delivered by each Credit Party and is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law). As of the Fourth Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute the legal, valid and binding obligation of each

Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  B. INCORPORATION OF REPRESENTATIONS. Each representation and warranty of each Credit Party contained in each of the Loan Documents is true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

                  C. ABSENCE OF DEFAULTS. No event has occurred and is continuing or would result from the execution, delivery or performance of this Amendment that constitutes or would constitute a Default or Event of Default after giving effect to this Amendment.

                  D. PERFORMANCE. Borrower has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Credit Agreement.

                                   SECTION 5.
                  ACKNOWLEDGEMENT AND CONSENT BY CREDIT PARTIES

                  Borrower and each other Credit Party executing a counterpart hereto agree to and acknowledge the terms and provisions of this Amendment and confirm that each Loan Document to which such Credit Party is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment, except as specifically provided herein. Borrower and each other Credit Party executing a counterpart hereof represent and warrant that, all representations and warranties contained in each Loan Document to which such Credit Party is a party are true, correct and complete in all material respects as of the date hereof to the same extent as though made on each such date and that Borrower and each such Credit Party has performed in all material respects all agreements to be performed on its part on or before the date hereof as set forth in the Loan Documents.


                                   SECTION 6.
                           CONDITIONS TO EFFECTIVENESS

                  This Amendment shall become effective (the "FOURTH AMENDMENT EFFECTIVE DATE") only upon receipt of the following items by Agent:

                  (a) counterparts hereof duly executed by each Credit Party and Requisite Lenders (or, in the case of any Lender, telex or telephone confirmation from such Lender of its execution hereof);

                  (b) duly executed originals of an officer's certificate dated the Fourth Amendment Effective Date certifying that attached thereto is a true, correct and complete copy of the Hendricks Employment Agreement and Hendricks Change in Control Agreement, which Agreements are in full force and effect and have not been amended, supplemented or otherwise modified;

                  (c) evidence satisfactory to Agent that Borrower has completed, or in the event not completed, a written action plan detailing how Borrower intends to complete (including an estimated time frame), any environmental due diligence required for the proposed sale of Borrower's real property at 1101 South Beechwood Avenue, Fayetteville, Washington County, Arkansas;

                  (d) an amendment fee equal to $75,000 payable to Agent for the ratable benefit of Lenders; and

                  (e) such other documents as Agent may reasonably request.


                                   SECTION 7.
                                  MISCELLANEOUS

                  A. EFFECT OF AMENDMENT. Except as specifically provided herein, this Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Credit Agreement or the other Loan Documents, and all terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect unless otherwise specifically amended, waived, modified or changed pursuant to the terms and conditions of this Amendment.

                  On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

                  B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 11.3 of the Credit Agreement incurred by Agent, Lenders and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

                  C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND

PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                  E. COUNTERPARTS. This Amendment may be executed in any number of counterparts, including by telecopy, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                           BORROWER:


                           BALDWIN PIANO & ORGAN COMPANY


                           By:  /s/ Duane D. Kimble
                                -----------------------------------------------
                                Name:   Duane D. Kimble
                                        ---------------------------------------
                                Title:  Chief Financial Officer
                                        ---------------------------------------



                           AGENT AND LENDERS:


                           GENERAL ELECTRIC CAPITAL
                           CORPORATION, AS AGENT FOR ITSELF AND
                           LENDERS


                           By:  /s/ James DeSantis
                                -----------------------------------------------
                                Name:   James DeSantis
                                        ---------------------------------------
                                Title:  Its Duly Authorized Signatory
                                        ---------------------------------------




                           OTHER CREDIT PARTIES:


                           THE WURLITZER COMPANY


                           By:  /s/ Duane D. Kimble
                                -----------------------------------------------
                                Name:   Duane D. Kimble
                                        ---------------------------------------
                                Title:  Chief Financial Officer
                                        ---------------------------------------

                           BALDWIN TRADING COMPANY


                           By:  /s/ Duane D. Kimble
                                -----------------------------------------------
                                Name:   Duane D. Kimble
                                        ---------------------------------------
                                Title:  Chief Financial Officer
                                        ---------------------------------------


                           THE BALDWIN PIANO COMPANY (CANADA) LIMITED


                           By:  /s/ Duane D. Kimble
                                -----------------------------------------------
                                Name:   Duane D. Kimble
                                        ---------------------------------------
                                Title:  Chief Financial Officer
                                        ---------------------------------------



                                      S-2